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                                  UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549
                             ----------------------

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 8, 2003


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)




Republic of Panama                    1-9610               59-1562976
(State or other jurisdiction          (Commission          (I.R.S. Employer
 of incorporation)                    File Number)         Identification No.)


3655 N.W. 87th Avenue, Miami, Florida              33178-2428
(Address of principal executive offices)           (zip code)




Registrant's telephone number, including area code: (305) 599-2600

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Item 5.    Other Events and Regulation FD Disclosure.

           On January 8, 2003, Carnival Corporation (the "Registrant") issued a press release with respect to the proposed implementation of a dual listed company structure with P&O Princess Cruises plc ("P&O Princess") and related offer to exchange up to 20% of P&O Princess' outstanding ordinary shares for shares of the common stock of the Registrant.

Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits

Exhibit       Exhibit Description

99.1          Press Release of the Registrant dated January 8, 2002.

99.2 Offer and Implementation Agreement, dated January 8, 2003, between the Registrant and P&O Princess.

99.3 Form of Equalization and Governance Agreement between the Registrant and P&O Princess.

99.4          Form of SVE Special Voting Deed.

99.5 Form of Third Amended and Restated Articles of Incorporation of the Registrant.

99.6          Form of Amended and Restated By-laws of the Registrant.

99.7          Form of Amended Memorandum of Association of P&O Princess.

99.8          Form of Amended Articles of Association of P&O Princess.

99.9 Form of Carnival Deed of Guarantee between the Registrant and P&O Princess in favor of creditors.

99.10 Form of P&O Princess Deed of Guarantee between the Registrant and P&O Princess in favor of creditors.

99.11 Form of Carnival Deed by the Registrant in favor of P&O Princess shareholders.

99.12         Directors of the Registrant and P&O Princess.

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2003


                                               CARNIVAL CORPORATION



                                               By: /s/ Kenneth D. Dubbin
                                                   --------------------------
                                                   Kenneth D. Dubbin
                                                   Vice President

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                                  Exhibit List

Exhibit       Exhibit Description

99.1          Press Release of the Registrant dated January 8, 2002.

99.2 Offer and Implementation Agreement, dated January 8, 2003, between the Registrant and P&O Princess.

99.3 Form of Equalization and Governance Agreement between the Registrant and P&O Princess.

99.4          Form of SVE Special Voting Deed.

99.5 Form of Third Amended and Restated Articles of Incorporation of the Registrant.

99.6          Form of Amended and Restated By-laws of the Registrant.

99.7          Form of Amended Memorandum of Association of P&O Princess.

99.8          Form of Amended Articles of Association of P&O Princess.

99.9 Form of Carnival Deed of Guarantee between the Registrant and P&O Princess in favor of creditors.

99.10 Form of P&O Princess Deed of Guarantee between the Registrant and P&O Princess in favor of creditors.

99.11 Form of Carnival Deed by the Registrant in favor of P&O Princess shareholders.

99.12         Directors of the Registrant and P&O Princess.